UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2005
ABLEST INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10893 (Commission File Number)	65-0978462 (I.R.S. Identification No.)

1901 Ulmerton Road, Suite 300, Clearwater, Florida (Address of principal executive offices)	33762 (Zip Code)
(727) 299-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On November 3, 2005, the Board of Directors of Ablest Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved a revised compensation program for the Company’s Non-Employee Directors, effective as of January 1, 2006. A Summary of Compensation Payable to Non-Employee Directors setting forth the terms of such program is filed with this report as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Exhibits
     (c)      Exhibits

Exhibit No.	Description
10.1	Summary of Compensation Payable to Non-Employee Directors

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ablest Inc.
November 9, 2005	By:	/s/ Charles H. Heist
Charles H. Heist,
Chairman, Chief Financial Officer, and Treasurer

EXHIBIT LIST

Exhibit No.	Description
10.1	Summary of Compensation Payable to Non-Employee Directors

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